UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On March 24, 2022, Harmonic Inc. (the “Company”) entered into an Amendment to Cooperation Agreement (the “Amendment”) with Scopia Capital Management LP (“Scopia”) amending that certain Cooperation Agreement, dated as of April 9, 2021, by and between the Company and Scopia (the “Cooperation Agreement”). Among other things, the Amendment provides that:
a.Scopia’s right to designate the Scopia Director (as defined in the Cooperation Agreement) is extended until the earlier of (i) 15 business days prior to the deadline for the submission of stockholder nominations of directors pursuant to the bylaws of the Company for the Company’s 2023 annual meeting of stockholders and (ii) the day that is 75 days prior to the first anniversary of the Company’s 2022 annual meeting of stockholders (the “2023 Deadline”);
b.subject to the fiduciary duties of the Company’s board of directors (the “Board”), Dan Whalen will appear on the Board’s slate of director nominees standing for election at the Company’s 2022 annual meeting of stockholders; and
c.the Standstill Period (as defined in the Cooperation Agreement) is extended to the earlier of (i) the first day that the Scopia Director is no longer serving as a director of the Company, and Scopia has provided written notice that it will not designate a replacement for such vacancy (if permitted to so replace pursuant to the Cooperation Agreement), and (ii) the 2023 Deadline.
The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Cooperation Agreement, dated as of March 24, 2022, by and between Harmonic Inc. and Scopia Capital Management LP.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2022	HARMONIC INC.

	By:	/s/ Timothy Chu
Name: Timothy Chu
Title: General Counsel, SVP HR and Corporate Secretary